Dreyfus
Institutional
Money Market
Fund
Annual Report


December 31, 1997

Dreyfus Institutional Money Market Fund
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to report the performance for Dreyfus Institutional Money Market Fund for the 12-month reporting period ended December 31, 1997 as shown in the following table:
                                             YIELD      EFFECTIVE YIELD*
                                            -------     ----------------
        Money Market Series.............     5.06%            5.17%
        Government Securities Series....     4.84%            4.95%

ECONOMIC REVIEW

   In 1997, the U.S. economy put in its best growth performance of this business cycle to date. In tandem, the labor market tightened markedly, marginally boosting wage inflation towards year end. Yet price inflation decelerated and bond yields fell. Although corporate profit growth was robust for much of the year, strains began to appear in the second half in some sectors. The Federal Reserve Board (the "Fed") tightened credit early in the year, then subsequently stayed on hold, torn between strong economic reports at home and worsening financial crises overseas. While the problems overseas may slow the U.S. economy somewhat in 1998, incoming evidence indicates little adverse impact on economic activity to date.

   Real Gross Domestic Product (GDP) grew 3.8% in 1997, its best annual growth since 1988. Almost all the major sectors contributed to growth. Households enjoyed rising real incomes as wage increases outpaced price inflation. Moderate interest rates buoyed housing demand. Tightening factory capacity boosted capital spending, and until late in the year, steady foreign growth kept exports robust. That all these sectors grew simultaneously in a late phase of the business cycle was unusual. The year 1997 also saw a dramatic narrowing of the Federal budget deficit. It is likely that the associated drop in Federal borrowing boosted the supply of credit available to the private sector.

   As mentioned, overall corporate profit growth rebounded in 1997, after slowing in 1996. Profits from domestic sources generally did well. However, profits from international sources began to show strains in the second half, impacted by the rising dollar and by financial stresses overseas. More recently, profits at some companies have been slowed by price weakness.

   Economic data this winter show the economy still quite strong although some leading statistics have begun to signal somewhat slower economic growth for 1998. First, recently slowing export orders and rising import orders imply a widening trade deficit. Second, the number of announced layoffs has begun to rise, indicating some future easing of labor market pressures. Once these leading indicators actually show up in a slowing of the economy, market expectations may shift to anticipate the possibility of a move by the Fed to ease credit. At the start of 1998, there was uncertainty about both the severity of Asian stresses and their impact on the U.S. economy.

MONEY MARKET OVERVIEW

   The financial turmoil in Asia that started affecting security markets last fall did not have much effect as yet on the money market before the close of 1997. However, shortly after year-end, interest rates began declining. Yet for much of 1997, money market rates stayed within a narrow range.

   Last March, when the Fed raised short-term rates by a quarter point, the money market responded with a brief spurt in yields. As the year went on, the chief influences on rates continued to be the outlook for inflation in the U.S., which was benign, and prospects for corporate profits, which continued favorable for most of the year. In addition, the customary year-end refinancings sent interest rates up for a while.

   Indeed, until the Asian problems began weakening equity prices, the money market appeared to be expecting a possible Fed move to raise interest rates. Late in 1997 and especially in early 1998, the picture changed. Lately, the market's expectations have focused more on a possible move by the Fed to reduce interest rates. The reasoning is that such an action would be a preemptive strike against an economic trend that hasn't been mentioned for years -- potential deflation.

PORTFOLIO FOCUS

   In this interest rate environment, we maintained the average maturity of the Fund at approximately the industry average, with occasional periods of shorter or longer maturity, as warranted by market conditions. This provided the Fund with liquidity while seeking competitive yields without assuming undue market risks. We believe this strategy has been in the best interests of our shareholders. The currently volatile investment climate requires flexibility on our part as managers. Of course, we will make adjustments to the portfolio as required by the dynamics of the market.
                                                     Sincerely,

                                                     /s/ Patricia A. Larkin

                                                     Patricia A. Larkin
                                                     Senior Portfolio Manager

January 20, 1998
New York, N.Y.

* Effective yield takes into account the effect of compounding and is based on dividends declared daily and reinvested monthly.

Dreyfus Institutional Money Market Fund, Money Market Series
--------------------------------------------------------------------------------
Statement of Investments                                       December 31, 1997

                                                                                                 Principal
Negotiable Bank Certificates of Deposit--3.8%                                                      Amount          Value
-------------------------------------------------------------------------------                -------------   -------------
Union Bank of California
   5.68%, 2/20/98
   (cost $20,000,000)..........................................................                $20,000,000      $ 20,000,000
                                                                                                                ============
Commerical Paper--67.0%
-------------------------------------------------------------------------------
ABN-Amro North American Finance Inc.
   5.83%, 7/13/98..............................................................                $23,300,000      $ 22,601,731
Bear Stearns Companies Inc.
   5.74%-5.81%, 3/2/98-3/20/98.................................................                 20,000,000        19,783,500
Canadian Imperial Holdings Inc.
   5.72%, 2/13/98..............................................................                 25,000,000        24,831,643
Den Daske Corp.Inc.
   5.82%, 6/29/98..............................................................                 25,000,000        24,303,889
FINOVA Capital Corp.
   5.79%-5.82%, 2/23/98-4/21/98................................................                 25,000,000        24,701,435
Generale Bank Inc.
   5.71%, 1/6/98...............................................................                 20,000,000        19,984,583
General Electric Capital Corp.
   5.74%-5.78%, 1/27/98-6/30/98................................................                 50,000,000        49,008,725
General Motors Acceptance Corp.
   5.82%, 2/17/98..............................................................                 10,000,000         9,925,061
Goldman Sachs Group L.P.
   5.84%, 1/16/98..............................................................                 20,000,000        19,951,667
Lehman Brothers Holdings Inc.
   5.75%, 1/23/98..............................................................                 20,000,000        19,931,250
Merrill Lynch & Co.Inc.
   5.73%, 3/11/98..............................................................                 15,000,000        14,839,862
PaineWebber Group Inc.
   5.87%-5.89%, 1/2/98-2/17/98.................................................                 27,000,000        26,850,029
Salomon Inc.
   5.87%, 1/20/98..............................................................                 20,000,000        19,938,672
SwedBank Inc.
   5.66%, 1/26/98..............................................................                 20,000,000        19,923,611
Toronto-Dominion Holdings (USA) Inc.
   5.74%, 2/23/98..............................................................                 25,000,000        24,791,681
UBS Finance (Delaware) Inc.
   6.75%, 1/2/98...............................................................                 15,000,000        14,997,188
                                                                                                                ------------
TOTAL COMMERCIAL PAPER
   (cost $356,364,527).........................................................                                 $356,364,527
                                                                                                                ============
Bank Notes--3.2%
-------------------------------------------------------------------------------
BankBoston, N.A.
   5.71%, 12/10/98 (a)
   (cost $17,000,000)..........................................................                $17,000,000      $ 17,000,000
                                                                                                                ============


Dreyfus Institutional Money Market Fund, Money Market Series
--------------------------------------------------------------------------------
Statement of Investments (continued)                           December 31, 1997

                                                                                                 Principal
Corporate Notes--10.3%                                                                             Amount          Value
-------------------------------------------------------------------------------                -------------   -------------
Bankers Trust New York Corp.
   5.68%, 9/4/98 (a)...........................................................                $ 3,000,000      $  2,998,911
CTN Trust Series 1
   5.97%, 9/2/98 (a,b,c).......................................................                 20,000,000        20,043,509
Heller Financial Inc.
   5.82%, 3/16/98..............................................................                  5,000,000         5,034,476
Lehman Brothers Holdings Inc.
   5.74%, 5/11/98..............................................................                  5,000,000         5,029,843
PNC Bank N.A.
   5.68%-5.69%, 2/18/98-4/24/98 (a)............................................                 15,000,000        14,998,411
Salomon Inc.
   5.97%, 2/27/98..............................................................                  6,500,000         6,526,516
                                                                                                                ------------
TOTAL CORPORATE NOTES
   (cost $54,631,666)..........................................................                                 $ 54,631,666
                                                                                                                ============
Time Deposits--3.8%
-------------------------------------------------------------------------------
Republic National Bank of New York (London)
   5.00%, 1/2/98
   (cost $20,000,000)..........................................................                $20,000,000     $ 20,000,000
                                                                                                               ============
Repurchase Agreements--8.5%
-------------------------------------------------------------------------------
Barclays De Zoette Wedd Securities Inc.
   4.25%, dated 12/31/97, due 1/2/98 in the amount of
   $10,229,415 (fully collateralized by $10,830,000 U.S. Treasury
   Bills due 10/15/98, value $10,380,173)......................................                $10,227,000     $ 10,227,000
SBC Warburg Dillon Read Inc.
   6.55%, dated 12/31/97, due 1/2/98 in the amount of
   $35,012,736 (fully collateralized by $36,373,000 U.S. Treasury
   Bills due 5/7/98, value $35,711,011)........................................                 35,000,000       35,000,000
                                                                                                               ------------
TOTAL REPURCHASE AGREEMENTS
   (cost $45,227,000)..........................................................                                $ 45,227,000
                                                                                                               ============

TOTAL INVESTMENTS (cost $513,223,193)...............................      96.6%                                $513,223,193
                                                                        =======                                ============

CASH AND RECEIVABLES (NET)..........................................       3.4%                                $ 18,213,063
                                                                        =======                                ============

NET ASSETS  ........................................................     100.0%                                $531,436,256
                                                                        =======                                ============

Notes to Statement of Investments:
--------------------------------------------------------------------------------
(a) Variable interest rate--subject to periodic change.
(b) This note was acquired for investment, not with intent to distribute or sell.
(c) Security restricted as to public resale. This security was acquired on 12/11/97 at a cost of 100.2327. At December 31, 1997 the aggregate value of this security is $20,043,509, representing approximately 3.8% of net assets and is valued at amortized cost.




                     See notes to financial statements.

Dreyfus Institutional Money Market Fund, Government Securities Series
--------------------------------------------------------------------------------
Statement of Investments (continued)                           December 31, 1997


                                                                       Annualized
                                                                        Yield on
                                                                         Date of      Principal
U.S. Treasury Bills--27.2%                                               Purchase       Amount          Value
--------------------------------------------------------------------    --------    ------------   -------------
   1/2/98.........................................................        4.00%     $19,387,000    $ 19,384,846
   1/22/98........................................................        5.18       10,000,000       9,969,900
                                                                                                   ------------
TOTAL U.S. TREASURY BILLS
   (cost $29,354,746).............................................                                 $ 29,354,746
                                                                                                   ============
U.S. Treasury Notes--28.0%
--------------------------------------------------------------------
   6%, 9/30/98....................................................        5.37%     $22,000,000    $ 22,056,267
   5.125%, 11/30/98...............................................        5.63        8,100,000       8,060,014
                                                                                                   ------------
TOTAL U.S. TREASURY NOTES
   (cost $30,116,281).............................................                                 $ 30,116,281
                                                                                                   ============
Repurchase Agreements--44.4%
--------------------------------------------------------------------
Barclays De Zoette Wedd Securities, Inc.
   dated 12/31/97, due 1/2/98 in the amount of
   $6,804,833 (fully collateralized by
   $7,205,000 U.S. Treasury Bills, due
   10/15/98, value $6,905,738)....................................        4.85%     $ 6,803,000    $  6,803,000
CIBC Wood Gundy Security Corp.
   dated 12/31/97, due 1/2/98 in the amount of
   $12,004,333 (fully collateralized by
   $12,087,000 U.S. Treasury Notes 4.75%, due
   9/30/98, value $12,149,012)....................................        6.50       12,000,000      12,000,000
Donaldson, Lufkin &Jenrette Securities Inc.
   dated 12/31/97, due 1/2/98 in the amount of
   $12,004,333 (fully collateralized by
   $11,856,000 U.S. Treasury Notes 5.625%, due
   1/31/98, value $12,125,861)....................................        6.50       12,000,000      12,000,000
SBC Warburg Dillon Reed Inc.
   dated 12/31/97, due 1/2/98 in the amount of
   $5,001,819 (fully collateralized by
   $5,197,000 U.S. Treasury Bills, due
   5/7/98, value $5,102,415)......................................        6.55        5,000,000       5,000,000
UBS Securities Inc.
   dated 12/31/97, due 1/2/98 in the amount of
   $12,004,333 (fully collateralized by
   $12,240,000 U.S. Treasury Notes 4.75%, due
   10/31/98, value $12,242,346)...................................        6.50       12,000,000      12,000,000
                                                                                                   ------------
TOTAL REPURCHASE AGREEMENTS
   (cost $47,803,000).............................................                                 $ 47,803,000
                                                                                                   ============

TOTAL INVESTMENTS
   (cost $107,274,027)..................................     99.6%                                 $107,274,027
                                                           =======                                 ============
CASH AND RECEIVABLES (NET)..............................       .4%                                 $    420,381
                                                           =======                                 ============
NET ASSETS  ............................................    100.0%                                 $107,694,408
                                                           =======                                 ============


                       See notes to financial statements.

Dreyfus Institutional Money Market Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            December 31, 1997


                                                                                                                Government
                                                                                               Money Market     Securities
                                                                                                  Series          Series
                                                                                               ------------    -------------
ASSETS:                       Investments in securities--See Statement of Investments
                                (including repurchase agreements of $45,227,000
                                and $47,803,000 for the Money Market Series and
                                the Government Securities Series, respectively)--Note 2(b)     $513,223,193    $107,274,027
                              Cash.............................................                  17,160,820          81,769
                              Interest receivable..............................                   1,334,420         381,498
                              Prepaid expenses.................................                      28,157          32,274
                                                                                               ------------    ------------
                                                                                                531,746,590     107,769,568
                                                                                               ------------    ------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                     243,336          59,096
                              Accrued expenses.................................                      66,998          16,064
                                                                                               ------------    ------------
                                                                                                    310,334          75,160
                                                                                               ------------    ------------

NET ASSETS.....................................................................                $531,436,256    $107,694,408
                                                                                               ============    ============

REPRESENTED BY:               Paid-in capital..................................                $531,442,837    $107,694,379
                              Accumulated net realized gain (loss) on investments                    (6,581)             29
                                                                                               ------------    ------------
NET ASSETS.....................................................................                $531,436,256    $107,694,408
                                                                                               ============    ============

SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                 531,442,837     107,694,379

NET ASSET VALUE, offering and redemption price per share.......................                       $1.00           $1.00
                                                                                                      =====           =====



                       See notes to financial statements.

Dreyfus Institutional Money Market Fund
--------------------------------------------------------------------------------
Statement of Operations                             Year Ended December 31, 1997


                                                                                                Money           Government
                                                                                               Market           Securities
                                                                                               Series             Series
                                                                                            ------------       ------------
INVESTMENT INCOME

INCOME                        Interest Income..............................                  $29,268,655        $  8,229,291
                                                                                             -----------        ------------

EXPENSES--Note 2(c):          Management fee--Note 3(a)....................                  $ 2,597,609        $    754,470
                              Shareholder servicing costs--Note 3(b).......                      158,049              32,316
                              Custodian fees...............................                       76,411              68,938
                              Trustees' fees and expenses--Note 3(c).......                       59,854              17,354
                              Professional fees............................                       46,164              12,695
                              Registration fees............................                       25,572              30,727
                              Prospectus and shareholders' reports.........                        3,707               4,433
                              Miscellaneous................................                        5,184                 213
                                                                                             -----------        ------------
                                Total Expenses.............................                    2,972,550             921,146
                                                                                             -----------        ------------

INVESTMENT INCOME--NET.....................................................                   26,296,105           7,308,145

NET REALIZED GAIN (LOSS) ON INVESTMENTS--Note 2(b).........................                        5,095              60,691
                                                                                             -----------        ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................                  $26,301,200        $  7,368,836
                                                                                             ===========        ============



                       See notes to financial statements.

Dreyfus Institutional Money Market Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                       Money Market Series         Government Securities Series
                                                 -------------------------------   -----------------------------
                                                     Year Ended December 31,          Year Ended December 31,
                                                 -------------------------------   -----------------------------
                                                      1997            1996             1997            1996
                                                 --------------- ---------------   -------------- --------------
OPERATIONS:
   Investment income--net......................  $   26,296,105  $   21,697,330    $  7,308,145   $  7,215,073
   Net realized gain (loss) on investments.....           5,095          80,184          60,691         21,014
                                                 --------------  --------------    ------------   ------------
      Net Increase (Decrease) in Net Assets
         Resulting from Operations.............      26,301,200      21,777,514       7,368,836      7,236,087
                                                 --------------  --------------    ------------   ------------
DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net......................     (26,296,105)    (21,697,330)     (7,308,145)    (7,215,073)
                                                 --------------  --------------    ------------   ------------
BENEFICIAL INTEREST TRANSACTIONS:
   ($1.00 per share):
   Net proceeds from shares sold...............   4,633,185,786   5,173,786,531     954,131,576    574,692,866
   Dividends reinvested........................       3,514,763       2,582,594       1,378,967      1,899,711
   Cost of shares redeemed.....................  (4,588,425,068) (5,095,326,061)   (950,602,391)  (597,059,331)
                                                 --------------  --------------    ------------   ------------
      Increase (Decrease) in Net Assets from
         Beneficial Interest Transactions......      48,275,481      81,043,064       4,908,152    (20,466,754)
                                                 --------------  --------------    ------------   ------------
         Total Increase (Decrease) in Net Assets     48,280,576      81,123,248       4,968,843    (20,445,740)

NET ASSETS:
   Beginning of Period.........................     483,155,680     402,032,432     102,725,565    123,171,305
                                                 --------------  --------------    ------------   ------------
   End of Period...............................  $  531,436,256  $  483,155,680    $107,694,408   $102,725,565
                                                 ==============  ==============    ============   ============



                       See notes to financial statements.

Dreyfus Institutional Money Market Fund, Money Market Series
--------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                          Year Ended December 31,
                                                          ------------------------------------------------------
PER SHARE DATA:                                             1997       1996        1995        1994        1993
                                                          -------    -------     -------     -------     -------
   Net asset value, beginning of period..............     $1.00      $1.00       $1.00       $1.00       $1.00
                                                          -----      -----       -----       -----       -----
   Investment Operations:
   Investment income--net............................      .051       .049        .054        .036        .027
                                                          -----      -----       -----       -----       -----
   Distributions:
   Dividends from investment income--net.............     (.051)     (.049)      (.054)      (.036)      (.027)
                                                          -----      -----       -----       -----       -----
   Net asset value, end of period....................     $1.00      $1.00       $1.00       $1.00       $1.00
                                                          =====      =====       =====       =====       =====

TOTAL INVESTMENT RETURN..............................      5.17%      5.03%       5.57%       3.65%       2.76%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets...........       .57%       .58%        .62%        .63%        .63%
   Ratio of net investment income to average net assets    5.06%      4.91%       5.43%       3.59%       2.72%
   Net Assets, end of period (000's Omitted).........  $531,436   $483,156    $402,032    $362,825    $354,177







                       See notes to financial statements.

Dreyfus Institutional Money Market Fund, Government Securities Series
--------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                      Year Ended December 31,
                                                       -----------------------------------------------------
PER SHARE DATA:                                          1997       1996        1995        1994        1993
                                                       -------    -------     -------     -------     -------
   Net asset value, beginning of period..............    $1.00      $1.00       $1.00       $1.00       $1.00
                                                         -----      -----       -----       -----       -----
   Investment Operations:
   Investment income--net............................     .048       .047        .052        .034        .026
                                                         -----      -----       -----       -----       -----
   Distributions:
   Dividends from investment income--net.............    (.048)     (.047)      (.052)      (.034)      (.026)
                                                         -----      -----       -----       -----       -----
   Net asset value, end of period....................    $1.00      $1.00       $1.00       $1.00       $1.00
                                                         =====      =====       =====       =====       =====

TOTAL INVESTMENT RETURN..............................     4.95%      4.84%       5.36%       3.49%       2.63%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets...........      .61%       .63%        .65%        .69%        .65%
   Ratio of net investment income to average
     net assets......................................     4.84%      4.74%       5.23%       3.40%       2.61%
   Net Assets, end of period (000's Omitted)......... $107,694   $102,726    $123,171    $120,281    $134,574




                       See notes to financial statements.

Dreyfus Institutional Money Market Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--General:

   Dreyfus Institutional Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company issuing two classes of Beneficial Interest: the Money Market Series and the Government Securities Series. The Fund accounts separately for the assets, liabilities and operations of each series. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for each series; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00 for each series.

   The Funds' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2--Significant Accounting Policies:

   (A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.

   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

   The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund's Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

   (C) EXPENSES: Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to both series are allocated among them on a pro rata basis.

   (D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund, with respect to both series, to declare dividends from investment income-net on each business day; such dividends are paid monthly. Dividends from net realized capital gain, with respect to both series, are normally declared and paid annually, but each series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. However, to the extent that a net realized capital gain of either series can be reduced by a capital loss carryover of that series, such gain will not be distributed.

Dreyfus Institutional Money Market Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   (E) FEDERAL INCOME TAXES: It is the policy of each series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

   The Money Market Series has an unused capital loss carryover of approximately $6,500 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1997. If not applied, the carryover expires in fiscal 2002.

   At December 31, 1997, the cost of investments of each series for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (A) Pursuant to a management agreement with the Manager, the management fee for each series is computed at the annual rate of .50 of 1% of the value of the average daily net assets of each series and is payable monthly.

   (B) Under the Shareholder Services Plan, each series reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of each series' average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 1997, the Money Market Series and the Government Securities Series were charged $65,762 and $48,489, respectively, pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended December 31, 1997, the Money Market Series and the Government Securities Series were charged $67,718 and $4,255, respectively, pursuant to the transfer agency agreement.

   (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

Dreyfus Institutional Money Market Fund
--------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS INSTITUTIONAL MONEY MARKET FUND

   We have audited the accompanying statement of assets and liabilities, including the statements of investments, of Dreyfus Institutional Money Market Fund (comprising, respectively, the Money Market Series and the Government Securities Series) as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting Dreyfus Institutional Money Market Fund at December 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                      Ernst & Young LLP

New York, New York
February 5, 1998

Dreyfus Institutional Money Market Fund
--------------------------------------------------------------------------------
Important Tax Information (Unaudited)

   For State individual income tax purposes, the Government Securities Series hereby designates 30.04% of the ordinary income dividends paid during its fiscal year ended December 31, 1997 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

Dreyfus Institutional
Money Market Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940







Printed in U.S.A.                 179/195AR9712